Filed Pursuant to Rule 497(a)

File No. 333-251542

Rule 482 AD

XAI Octagon Floating Rate & Alternative Income Term Trust Commences Public Offering of Common Shares

CHICAGO, Illinois – July 20, 2021 – XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) (NYSE: XFLT), a diversified, closed-end management investment company with an investment objective to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle, has announced that it has commenced an underwritten public offering of common shares of beneficial interest (“Common Shares”) pursuant to the Fund’s effective shelf registration statement filed with the U.S. Securities and Exchange Commission (the “SEC”). The Trust also intends to grant the underwriters a 30-day option to purchase up to an additional fifteen percent (15%) of the Common Shares sold to cover over-allotments, if any. The final terms of the offering will depend on market and other conditions at the time of pricing, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

The Trust intends to invest the net proceeds from the offering in accordance with its investment objective and policies.

B. Riley Securities, Inc. and Ladenburg Thalmann & Co. Inc. are acting as joint book-running managers for the offering. Aegis Capital Corp., InspereX LLC, Maxim Group LLC and Wedbush Securities Inc. are serving as co-managers for the offering.

The offering of Common Shares may be made only by means of a prospectus. Copies of the preliminary prospectus supplement relating to the offering and accompanying base prospectus may be obtained from: B. Riley Securities, Inc., 1300 North 17th Street, Suite 100, Arlington, VA 22209 or by calling (703) 312-9580 or by emailing prospectuses@brileyfin.com; or Ladenburg Thalmann, Attn: Syndicate Department, 640 5th Ave, 4th Floor, New York, NY 10019 or by calling 1-800-573-2541 or by emailing prospectus@ladenburg.com.

Investors may also obtain these documents free of charge from the SEC’s website at www.sec.gov.

About XA Investments

XA Investments LLC (“XAI”) serves as the Trust’s investment adviser. XAI is a Chicago-based firm founded by XMS Capital Partners in April, 2016. In addition to investment advisory services, the firm also provides investment fund structuring and consulting services focused on registered closed-end funds to meet institutional client needs. XAI offers custom product build and consulting services, including development and market research, sales, marketing, fund management and administration. XAI believes that the investing public can benefit from new vehicles to access a broad range of alternative investment strategies and managers. XAI provides individual investors with access to institutional-caliber alternative managers. For more information, please visit www.xainvestments.com.

About XMS Capital Partners

XMS Capital Partners, LLC, established in 2006, is a global, independent financial services firm providing M&A, corporate advisory and asset management services to clients. It has offices in Chicago, Boston and London. For more information, please visit www.xmscapital.com.

About Octagon Credit Investors

Octagon Credit Investors, LLC (“Octagon”) serves as the Trust’s investment sub-adviser. Octagon is a 25+ year old, $27.6 billion below-investment grade corporate credit investment adviser focused on leveraged loan, high yield bond and structured credit (CLO debt and equity) investments. Through fundamental credit analysis and active portfolio management, Octagon’s investment team identifies attractive relative value opportunities across below-investment grade asset classes, sectors and issuers. Octagon’s investment philosophy and methodology encourage and rely upon dynamic internal communication to manage portfolio risk. Over its history, the firm has applied a disciplined, repeatable and scalable approach in its effort to generate attractive risk-adjusted returns for its investors. For more information, please visit www.octagoncredit.com.

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The Trust, XAI and Octagon do not provide tax advice; consult a professional tax advisor regarding your specific tax situation. Income may be subject to state and local taxes, as well as the federal alternative minimum tax.

Investors should consider the investment objectives and policies, risk considerations, charges and expenses of the Trust carefully before investing. The preliminary prospectus supplement, dated July 20, 2021, and accompanying prospectus, dated February 2, 2021, each of which has been filed with the SEC, contain a description of these matters and other important information about the Trust and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

This press release contains certain statements that may include “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negatives of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Many factors that could materially affect the Trust’s actual results are the performance of the portfolio of securities held by the Trust, the conditions in the U.S. and international financial and other markets, the price at which Common Shares trade in the public markets and other factors discussed in the Trust’s preliminary prospectus supplement and accompanying base prospectus and to be discussed in the Trust’s periodic filings with the SEC.

Although the Trust believes that the expectations expressed in such forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in such forward-looking statements. The Trust’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements, which are made as of the date of this press release. Except for the Trust’s ongoing obligations under the federal securities laws, the Trust does not intend, and the Trust undertakes no obligation, to update any forward-looking statement.

NOT FDIC INSURED        NO BANK GUARANTEE        MAY LOSE VALUE

Company Contact:

Kimberly Flynn, Managing Director

XA Investments LLC

Phone: 1-888-903-3358

Email: info@xainvestments.com

www.xainvestments.com